UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2007

BREDA TELEPHONE CORP.

(Exact name of registrant as specified in its charter)

Iowa	0-26525	42-0895882
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

112 East Main, P.O. Box 190, Breda, Iowa	51436
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (712) 673-2311

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

Breda Telephone Corp.'s board of directors adopted Second Amended and Restated Bylaws for Breda Telephone Corp. effective as of March 29, 2006. The Second Amended and Restated Bylaws amend and restate in entirety the prior Amended and Restated Bylaws, and were adopted in order to conform the bylaws of Breda Telephone Corp. to the Articles of Restatement which were approved and adopted by the shareholders of Breda Telephone Corp. on March 28, 2007 and in order to bring the bylaws current with the Iowa Business Corporation Act. The Second Amended and Restated Bylaws are filed with this Form 8-K as Exhibit 3.2. Breda Telephone Corp.'s prior Amended and Restated Bylaws were filed as Exhibit 3.2 to Breda Telephone Corp.'s Form 10-QSB for the quarterly period ended March 31, 2006 and filed May 12, 2006.

Item 9.01	Financial Statements and Exhibits.

(a)	Exhibits

Exhibit Number	Description

3.2	Second Amended and Restated Bylaws

[THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREDA TELEPHONE CORP.

Date: April 2, 2007	By: /s/ Steve Frickenstein
Steve Frickenstein, Chief Executive Officer

Date: April 2, 2007	By: /s/ Jane Morlok
Jane Morlok, Chief Financial Officer

EXHIBIT INDEX

Description of Exhibit	Page

3.2 Second Amended and Restated Bylaws	E-1